Exhibit 99.1

(NYSE Listed: PPO) Third Quarter 2012 Supplemental Financial Information

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; the absence of expected returns from the intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement 2

Third Quarter Adjusted Results (1) (unaudited) (in millions, except net income per share) Adjusted Adjusted September 29, October 1, 2012 2011 Three Months Ended Net sales 177.6 $ 190.1 $ Cost of goods sold 118.4 113.2 Gross profit 59.2 76.9 Gross profit margin 33.3% 40.5% Selling, general and administrative expenses 25.5 30.5 Operating income 33.7 46.4 Operating income margin 19.0% 24.4% Interest expense and other, net 9.4 8.5 Income before income taxes 24.3 37.9 Income taxes 6.9 12.5 Net income 17.4 $ 25.4 $ Net income per share - diluted 0.37 $ 0.54 $ Weighted average shares outstanding - diluted 47.2 47.2 (1) The adjusted results on this page represent 3 non-GAAP financial information. Refer to Exhibits A , C and E for reconciliation from GAAP results to adjusted results.

Third Quarter Year to Date Adjusted Results (1) (unaudited) (in millions, except net income per share) Adjusted Adjusted September 29, October 1, 2012 2011 Nine Months Ended Net sales 537.1 $ 572.1 $ Cost of goods sold 335.8 328.2 Gross profit 201.3 243.9 Gross profit margin 37.5% 42.6% Selling, general and administrative expenses 82.5 92.9 Operating income 118.8 151.0 Operating income margin 22.1% 26.4% Interest expense and other, net 25.8 25.9 Income before income taxes 93.0 125.1 Income taxes 29.442.4 Net income 63.6 $ 82.7 $ Net income per share - diluted 1.35 $ 1.76 $ Weighted average shares outstanding - diluted 47.2 47.1 (1) The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits B, D and E for reconciliation from 4 GAAP results to adjusted results.

Segment Results (unaudited, in millions) Sales September 29, 2012 October 1, 2011 Change September 29, 2012 October 1, 2011 Change Energy storage: Electronics and EDVs 43.5 $ 56.1 $ ( 22.5%) 133.2 $ 149.0 $ ( 10.6%) Three Months Ended Nine Months Ended  Transportation and industrial 92.9 89.9 3.3% 271.2 281.3 (3.6%) Total 136.4 146.0 (6.6%) 404.4 430.3 (6.0%) Separations media: Healthcare 26.0 28.0 (7.1%) 82.1 88.5 (7.2%) Filtration and specialty 15.2 16.1 (5.6%) 50.6 53.3 (5.1%) Total 41.2 44.1 (6.6%) 132.7 141.8 (6.4%) Total 177.6 $190.1 $(6.6%) 537.1 $ 572.1 $ (6.1%) Segment Operating Income (1) Electronics and EDVs - $ 10.5 $ 26.5 $ (60.4%) 41.8 $ 68.7 $ (39.2%) % sales 24.1% 47.2% 31.4% 46.1% Transportation and industrial - $ 19.1 21.0 (9.0%) 60.8 73.6 (17.4%) % sales 20.6% 23.4% 22.4% 26.2% Separations media - $ 9.7 9.2 5.4% 36.5 41.1 (11.2%) % sales 23.5% 20.9% 27.5% 29.0% Corporate and other - $ (5.6) (10.3) 45.6% (20.3) (32.4) 37.3% % sales (3.2%) (5.4%) (3.8%) (5.7%) Segment operating income 33.7 $ 46.4 $ (27.4%) 118.8 $ 151.0 $ (21.3%) Segment operating income % 19.0% 24.4% 22.1% 26.4% 5 (1) See Exhibit F for a reconciliation of Segment Operating Income to Income Before Income Taxes.

EXHIBITS 6

Exhibit A Third Quarter 2012 Results (unaudited) Three Months Ended September 29, 2012 in millions, except net income per share) Reported Adjustments Adjusted Net sales 177.6 $ - $ 177.6 $ Cost of goods sold 118.4 - 118.4 Gross profit 59.2 - 59.2 Selling, general and administrative expenses 29.5 (4.0) c,d 25.5 Operating income 29.7 4.0 33.7 Other (income) expense: Interest expense, net 9.5 - 9.5 Foreign currency and other 0.7 (0.8) e (0.1) 10.2 (0.8) 9.4 Income before income taxes 19.5 4.8 24.3 Income taxes 5.3 1.6h 6.9 Net income 14.2 $ 3.2 $ 17.4 $ Net income per share - diluted 0.30 $ 0.07 $ 0.37 $ Weighted average shares outstanding - diluted 47.2 47.2 7 Please see Exhibit E for description of adjustments.

Exhibit B Third Quarter YTD 2012 Results (unaudited) Nine Months Ended September 29, 2012 (in millions, except net income per share) Reported Adjustments Adjusted Net sales 537.1 $ - $ 537.1 $ Cost of goods sold 336.6 (0.8) a 335.8 Gross profit 200.5 0.8 201.3 Selling, general and administrative expenses 95.5 (13.0) b,c,d,g 82.5 Operating income 105.0 13.8 118.8 Other (income) expense: Interest expense, net 26.4 - 26.4 Foreign currency and other (0.8) 0.2 e (0.6) Write-off of loan acquisition costs associated with refinancing of senior credit agreement 2.5 (2.5) f - 28 28.1 (2.3) 25.8 Income before income taxes 76.9 16.1 93.0 Income taxes 23.4 6.0 h 29.4 Net income 53.5 $ 10.1 $ 63.6 $ Net income per share - diluted 1.13 $ 0.22 $ 1.35 $ Weighted average shares outstanding - diluted 47.2 47.2 8 Please see Exhibit E for description of adjustments.

Exhibit C Third Quarter 2011 Results (unaudited) Three Months Ended October 1, 2011 (in millions, except net income per share) Reported Adjustments Adjusted Net sales 190.1 $ - $ 190.1 $ Cost of goods sold 113.2 - 113.2 Gross profit 76.9 - 76.9 Selling, general and administrative expenses 33.1 (2.6) c,d 30.5 Operating income 43.8 2.6 46.4 Other (income) expense: Interest expense, net 8.5 - 8.5 Foreign currency and other (0.4) 0.4 e - 8.1 0.4 8.5 Income before income taxes 35.7 2.2 37.9 Income 12 1 0 4 h 12 5 taxes 12.1 0.4h 12.5 Net income 23.6 $ 1.8 $ 25.4 $ Net income per share - diluted 0.50 $ 0.04 $ 0.54 $ Weighted average shares outstanding - diluted 47.2 47.2 9 Please see Exhibit E for description of adjustments.

Exhibit D Third Quarter YTD 2011 Results (unaudited) Nine Months Ended October 1, 2011 in millions, except net income per share) Reported Adjustments Adjusted Net sales 572.1 $ - $ 572.1 $ Cost of goods sold 328.2 - a,g 328.2 Gross profit 243.9 - 243.9 Selling, general and administrative expenses 98.1 (5.2) c,d 92.9 Operating income 145.8 5.2 151.0 Other (income) expense: Interest expense, net 25.9 - 25.9 Foreign currency and other 0.4 (0.4) e - 26.3 (0.4) 25.9 Income before income taxes 119.5 5.6 125.1 Income taxes 40.7 1.7h 42.4 Net income 78.8 $ 3.9 $ 82.7 $ Net income per share - diluted 1.67 $ 0.09 $ 1.76 $ Weighted average shares outstanding - diluted 47.1 47.1 10 Please see Exhibit E for description of adjustments.

Exhibit E Description of adjustments Nine Months Ended Three Months Ended September 29, 2012 October 1, 2011 September 29, 2012 October 1, 2011 a Loss on disposal of property, plant and equipment included in cost of goods sold. - $ - $ (0.8) $ (0.2) $ b Loss on disposal of property, plant and equipment included in selling, general and administrative expenses. - - (0.2) - c FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous. (0.1) (0.1) (0.4) (0.6) d Stock-based compensation. (3.9) (2.5) (12.3) (4.6) e Foreign currency gain (loss). (0.8) 0.4 0.2 (0.4) f Write-off of loan acquisition costs associated with refinancing of senior credit agreement. - - (2.5) - g Other non-cash or non-recurring items. - - (0.1) 0.2 h Impact of adjustments on income taxes. 1.6 0.4 6.0 1.7 11

Exhibit F Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income Before Income Taxes (unaudited, in millions) September 29, 2012 October 1, 2011 September 29, 2012 October 1, 2011 Operating income: Three Months Ended Nine Months Ended Electronics and EDVs 10.5 $ 26.5 $ 41.8 $ 68.7 $ Transportation and industrial 19.1 21.0 60.8 73.6 Energy storage 29.6 47.5 102.6 142.3 Separations media 9.7 9.2 36.5 41.1 Corporate and other (5.6) (10.3) (20.3) (32.4) Segment operating income 33.7 46.4 118.8 151.0 Stock-based compensation 3.9 2.5 12.3 4.6 Non-recurring and other costs 0.1 0.1 1.5 0.6 Total operating income 29.7 43.8 105.0 145.8 Reconciling items: Interest expense, net 9.5 8.5 26.4 25.9 Foreign currency and other 0.7 (0.4) (0.8) 0.4 Write-off of loan acquisition costs associated with refinancing of senior credit agreement - - 2.5 - $ $ $ $ Income before income taxes 19.5 35.7 76.9 119.5 12